           TEMPUB (password protected)  30 year  5.0's        Date:04/30/2003   14:47:18

====================================================================================================================================
 UBS Warburg LLC                   |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I: 125- 450  II:   0-   0  III:
 Closing Date: 5/30/2003           |WHOLE  30 year  Pricing Speed: 325 PSA               |PacI %: 14.98  Indices:  1ML  1.400
 First Pay: 6/25/2003              |WAC:5.46   WAM:178.00                                |
====================================================================================================================================
 Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price              Description              Day
  Name      Bal(MM)                     Window     Life         Yr   bp             %                                           Del
------------------------------------------------------------------------------------------------------------------------------------
  P500        21,612,315      5.00000  6/03- 3/18   4.21         4                                                               24
  A500        19,506,000      5.00000  6/03- 1/12   3.50         3                                                               24
  D500        20,379,000      5.00000  6/03- 6/13   3.75         3                                                               24
  E500        21,083,000      5.00000  6/03- 5/15   3.99         3                                                               24
  C500         3,868,948      5.00000  1/12- 3/18  11.49        10                          "                                    24
  P475        19,949,829      4.75000  6/03- 3/18   4.21         4                                                               24
  A475        18,006,000      4.75000  6/03- 1/12   3.50         3                                                               24
  D475        18,811,000      4.75000  6/03- 6/13   3.75         3                                                               24
  E475        19,461,000      4.75000  6/03- 5/15   3.99         3                                                               24
  C475         3,571,493      4.75000  1/12- 3/18  11.49        10                          "                                    24
  P800        18,999,837      8.00000  6/03- 3/18   4.21         4                          "                                    24
  P450        18,524,842      4.50000  6/03- 3/18   4.21         4                                                               24
  A450        16,720,000      4.50000  6/03- 1/12   3.50         3                                                               24
  D450        17,468,000      4.50000  6/03- 6/13   3.75         3                                                               24
  E450        18,071,000      4.50000  6/03- 5/15   3.99         3                                                               24
  C450         3,315,528      4.50000  1/12- 3/18  11.49        10                          "                                    24
  PA50         5,090,000      5.00000  5/04- 7/09   3.40         3                                                               24
  PA47         4,698,462      4.75000  5/04- 7/09   3.40         3                                                               24
  PA45         4,362,858      4.50000  5/04- 7/09   3.40         3                                                               24
  PA42         4,072,000      4.25000  5/04- 7/09   3.40         3                                                               24
  PA40         3,817,500      4.00000  5/04- 7/09   3.40         3                                                               24
  PA37         3,592,942      3.75000  5/04- 7/09   3.40         3                                                               24
  PA35         3,393,334      3.50000  5/04- 7/09   3.40         3                                                               24
  PA80         8,478,167      8.00000  5/04- 7/09   3.40         3                          "                                    24
  PA32         3,214,737      3.25000  5/04- 7/09   3.40         3                                                               24
  PB          11,724,000      5.00000  7/09- 3/18   8.31        10                                                               24
  CA          31,865,000      5.00000  6/03-12/12   2.98         2                                                               24
  CZ           1,006,000      5.00000 12/12- 7/14  10.35        10                                                               24
  SZ           1,134,265      5.00000  7/14- 3/18  12.74        10                                                               24
  SUB2         4,202,943      5.00000  6/03- 3/18   7.21        -2                          "Sub. Bond,  1.20 percent of deal    24
  AX        34,330,881.17     5.00000  6/04- 6/03   0.00         2                                                               24
  PO                          0.00000  6/04- 6/03   0.00         2                                                               24

(TABLE CONTINUED)

=============================================
 UBS Warburg LLC                  0-   0
 Closing Date: 5/30/2003
 First Pay: 6/25/2003
===============================
 Tranche  Deal%
  Name
-------------------
  P500      6.25
  A500      5.64
  D500      5.89
  E500      6.10
  C500      1.12
  P475      5.77
  A475      5.21
  D475      5.44
  E475      5.63
  C475      1.03
  P800      5.49
  P450      5.36
  A450      4.84
  D450      5.05
  E450      5.23
  C450      0.96
  PA50      1.47
  PA47      1.36
  PA45      1.26
  PA42      1.18
  PA40      1.10
  PA37      1.04
  PA35      0.98
  PA80      2.45
  PA32      0.93
  PB        3.39
  CA        9.21
  CZ        0.29
  SZ        0.33
  SUB2      1.22
  AX        9.93
  PO        0.00


Payment Rules
-------------
Accrue SZ in the following manner:
  1) Pay CA, CZ, in that order, their Aggregate Schedule Amount (Schedule 1)
  2) Pay SZ

Accrue CZ to CA, then CZ

1) Allocate 22.8708779902% to P500, P800, P475, P450 until retired
   Allocate 18.7499999458% in the following manner:
            a) Allocate 33.3333333333% to A500, C500, in that order until A500 retired
               Allocate 33.3333317910% to D500, C500, in that order until D500  retired
               Allocate 33.3333348757% to E500, C500, in that order until  retired

   Allocate 17.3076929917% in the following manner:
           a)  Allocate 33.3333350042% to A475, C475, in that order until A475 retired
               Allocate 33.3333299916% to D475, C475, in that order until D475 retired
               Allocate 33.3333350042% to E475, C475, in that order until  retired

   Allocate 16.0714288555% in the following manner:
           a)  Allocate 33.3333321337% to A450, C450, in that order until A450 retired
               Allocate 33.3333321337% to D450, C450, in that order until D450 retired
               Allocate 33.3333357325% to E450, C450, in that order until  retired

   Allocate 25.0000002169% in the following manner:
            a)  Pay PA50, PA80, PA47, PA45, PA42, PA40, PA37, PA35, PA32, pro-rata, then PB their Aggregate Schedule Amount (Schedule 2)
            b)  Pay CA, CZ, in that order, their Aggregate Schedule Amount (Schedule 1)
            c)  Pay SZ, CA, CZ, in that order, until retired
            d)  Pay PA50, PA80, PA47, PA45, PA42, PA40, PA37, PA35, PA32, pro-rata, then PB without regard to schedule

The Subordinates (SUB2) will follow regular shifting interest rules.


------------------------------------------------------------------------------------------------------------------------------------

 Tot:  32    345,797,057      5.55717               4.28   0.12           -1092.5422  1.23
====================================================================================================================================
                      Collateral
 Type  Balance            Coupon   Prepay     WAM   Age    WAC
 WHOLE      350,000,000   5.000    PSA   325  178    2      5.457


 # 1        350,000,000   5.000               178.0 2.0

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange comm

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
P500   21,612,315.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.673      7.064      8.026      8.792      9.643

Avg Life       8.432      6.599      4.215      3.238      2.563
Duration       6.110      4.893      3.294      2.620      2.138
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/18       4/18       4/18       4/18       4/18

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
A500   19,506,000.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.776      7.269      8.490      9.401     10.348

Avg Life       7.792      5.827      3.500      2.685      2.163
Duration       5.744      4.449      2.866      2.268      1.863
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/17       2/16       2/12      11/09       4/08


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
D500   20,379,000.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price          PSA      PSA      PSA      PSA      PSA
                 0      100      325      500      700
------------------------------------------------------
90:00        6.731    7.180    8.302    9.166   10.083

Avg Life     8.061    6.139    3.750    2.866    2.293
Duration     5.899    4.633    3.027    2.394    1.960
First Pay     7/03     7/03     7/03     7/03     7/03
Last Pay      9/17     1/17     7/13    12/10     2/09

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
E500   21,083,000.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.697      7.112      8.148      8.966      9.853

Avg Life       8.274      6.399      3.990      3.046      2.421
Duration       6.021      4.781      3.171      2.512      2.050
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        1/18      10/17       6/15       9/12       4/10


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
C500    3,868,948.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Combined: C503 C502 C501

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.077      6.100      6.263      6.513      6.899
Avg Life      14.475     14.005     11.492      9.030      6.769
Duration       9.771      9.554      8.273      6.862      5.432
First Pay       4/17       2/16       2/12      11/09       4/08
Last Pay        4/18       4/18       4/18       4/18       4/18


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
P475   19,949,829.00   4.75000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.7500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00


Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.399      6.790      7.752      8.518      9.372
Avg Life       8.432      6.599      4.215      3.238      2.563
Duration       6.194      4.951      3.322      2.638      2.150
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/18       4/18       4/18       4/18       4/18


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
A475   18,006,000.00   4.75000      24   1.000000           -1.0000      --           --    --


Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.7500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.503      6.995      8.218      9.130     10.079
Avg Life       7.793      5.827      3.500      2.685      2.164
Duration       5.818      4.496      2.886      2.281      1.872
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/17       2/16       2/12      11/09       4/08


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
D475   18,811,000.00   4.75000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.7500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.457      6.906      8.029      8.894      9.813
Avg Life       8.061      6.139      3.750      2.866      2.293
Duration       5.977      4.684      3.050      2.408      1.969
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        9/17       1/17       7/13      12/10       1/09


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
E475   19,461,000.00   4.75000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.7500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.423      6.838      7.875      8.694      9.582
Avg Life       8.274      6.399      3.990      3.046      2.421
Duration       6.102      4.836      3.197      2.528      2.061
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        1/18      10/17       6/15       9/12       4/10


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
C475    3,571,493.00   4.75000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.7500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Combined: C473 C472 C471

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          5.805      5.829      5.993      6.243      6.629
Avg Life      14.475     14.005     11.492      9.030      6.769
Duration       9.951      9.726      8.401      6.949      5.486
First Pay       4/17       2/16       2/12      11/09       4/08
Last Pay        4/18       4/18       4/18       4/18       4/18


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 7
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
P800   18,999,837.00   8.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    8.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Combined: P8B P8A

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          9.979     10.381     11.341     12.093     12.925
Avg Life       8.432      6.599      4.215      3.238      2.563
Duration       5.225      4.273      2.984      2.419      2.002
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/18       4/18       4/18       4/18       4/18


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 8
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
P450   18,524,842.00   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.5000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.126      6.516      7.478      8.245      9.100
Avg Life       8.432      6.599      4.215      3.238      2.563
Duration       6.279      5.010      3.351      2.657      2.162
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/18       4/18       4/18       4/18       4/18

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
A450   16,720,000.00   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.5000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.230      6.721      7.946      8.859      9.809
Avg Life       7.793      5.827      3.500      2.685      2.164
Duration       5.893      4.544      2.907      2.294      1.881
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/17       3/16       2/12      11/09       4/08


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 9
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
D450   17,468,000.00   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.5000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.184      6.632      7.756      8.623      9.543
Avg Life       8.061      6.139      3.750      2.866      2.293
Duration       6.056      4.737      3.073      2.423      1.979
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        9/17       1/17       7/13      12/10       2/09


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
E450   18,071,000.00   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.5000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.150      6.564      7.601      8.421      9.312
Avg Life       8.274      6.399      3.990      3.046      2.421
Duration       6.184      4.893      3.223      2.544      2.072
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        1/18      10/17       6/15       9/12       4/10


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 10
--------------------------------------------------------------------------------

10

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
C450    3,315,528.00   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.5000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Combined: C453 C452 C451

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          5.534      5.558      5.722      5.973      6.360
Avg Life      14.475     14.005     11.492      9.031      6.769
Duration      10.137      9.902      8.531      7.039      5.542
First Pay       4/17       3/16       2/12      11/09       4/08
Last Pay        4/18       4/18       4/18       4/18       4/18


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 11
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA50    5,090,000.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          7.382      8.293      8.493      8.611      9.232
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.272      3.071      2.893      2.800      2.389
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA47    4,698,462.00   4.75000      24   1.000000           -1.0000      --           --    --


Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.7500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          7.111      8.024      8.224      8.341      8.964
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.310      3.091      2.911      2.817      2.401
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 12
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA45    4,362,858.00   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.5000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.840      7.754      7.954      8.072      8.697
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.349      3.111      2.929      2.834      2.413
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA42    4,072,000.00   4.25000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.2500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.569      7.485      7.685      7.804      8.430
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.389      3.132      2.947      2.851      2.425
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 13
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA40    3,817,500.00   4.00000      24   1.000000           -1.0000      --           --    --


Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    4.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.299      7.216      7.416      7.535      8.163
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.429      3.153      2.966      2.868      2.437
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA37    3,592,942.00   3.75000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    3.7500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.029      6.947      7.148      7.267      7.896
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.470      3.174      2.985      2.885      2.450
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 14
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA35    3,393,334.00   3.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    3.5000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          5.759      6.678      6.880      7.000      7.629
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.511      3.195      3.003      2.903      2.462
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 15
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA80    8,478,167.00   8.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    8.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Combined: p8_R6 p7_R6 p6_R6 p5_R6 p4_R6 p3_R6 P2_R6

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00         10.658     11.553     11.749     11.861     12.466
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       3.844      2.841      2.688      2.610      2.251
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 16
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PA32    3,214,737.00   3.25000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    3.2500   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          5.490      6.410      6.612      6.732      7.363
Avg Life       5.308      3.636      3.400      3.266      2.724
Duration       4.552      3.217      3.022      2.920      2.475
First Pay       6/04       6/04       6/04       6/04       6/04
Last Pay        7/12      12/09       8/09       2/09      10/07

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
PB     11,724,000.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.376      6.605      6.615      6.716      7.166
Avg Life      10.161      8.366      8.308      7.696      5.779
Duration       7.582      6.456      6.415      6.027      4.745
First Pay       7/12      12/09       8/09       2/09      10/07
Last Pay        4/18       4/18       4/18       4/18       4/18


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

17

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
CA     31,865,000.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.360      6.614      9.185     11.914     13.922
Avg Life      10.914      8.785      2.977      1.648      1.260
Duration       7.590      6.341      2.342      1.433      1.107
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay       10/17       2/17       1/13      10/06       9/05


----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
CZ      1,006,000.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    0.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          5.774      5.800      6.063      8.147      9.646
Avg Life      14.456     13.952     10.355      3.392      2.293
Duration      14.050     13.555     10.027      3.258      2.187
First Pay      10/17       2/17       1/13      10/06       9/05
Last Pay        1/18       9/17       8/14      12/06      10/05


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 18
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
SZ      1,134,265.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          5.761      5.770      5.878     33.554     53.764
Avg Life      14.718     14.535     12.740      0.398      0.242
Duration      14.305     14.124     12.282      0.331      0.186
First Pay       1/18       9/17       8/14       7/03       7/03
Last Pay        4/18       4/18       4/18       2/04      11/03

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS Warburg LLC                                                          Cmoproj
Fixed Income Research    C03S06ABBG 30 year 5.0         1:42:01 pm June 16, 2003
cmoproj.593                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 19
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
SUB2    4,202,942.06   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.0000   06/30/03   30 year   5.46   178.00   325.0PSA      90:00

Sub. Bond, 1.20 percent of deal

Price            PSA        PSA        PSA        PSA        PSA
                   0        100        325        500        700
----------------------------------------------------------------
90:00          6.673      6.740      6.873      6.962      7.050
Avg Life       8.432      7.985      7.209      6.764      6.368
Duration       6.110      5.871      5.451      5.205      4.980
First Pay       7/03       7/03       7/03       7/03       7/03
Last Pay        4/18       4/18       4/18       4/18       4/18


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request. (C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: P500


                Date                P500                P500                P500                P500                P500
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  94                  90                  87                  84
           6/25/2005                  91                  85                  74                  66                  56
           6/25/2006                  86                  76                  56                  43                  31
           6/25/2007                  80                  67                  42                  28                  16
           6/25/2008                  75                  58                  32                  18                   8
           6/25/2009                  69                  51                  23                  11                   4
           6/25/2010                  63                  43                  17                   7                   2
           6/25/2011                  56                  36                  12                   4                   1
           6/25/2012                  49                  30                   9                   3                   1
           6/25/2013                  42                  24                   6                   2                   *
           6/25/2014                  34                  18                   4                   1                   *
           6/25/2015                  26                  13                   2                   *                   *
           6/25/2016                  17                   8                   1                   *                   *
           6/25/2017                   8                   4                   *                   *                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.43                6.60                4.21                3.24                2.56
 Average Life(Years)        8.4320344398        6.5990843056        4.2145240634        3.2378895281        2.5626076507


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: A500


                Date                A500                A500                A500                A500                A500
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  93                  89                  86                  82
           6/25/2005                  90                  84                  71                  62                  52
           6/25/2006                  84                  73                  52                  37                  23
           6/25/2007                  78                  63                  36                  20                   7
           6/25/2008                  72                  54                  24                   9                   0
           6/25/2009                  66                  45                  15                   2                   0
           6/25/2010                  59                  37                   8                   0                   0
           6/25/2011                  51                  29                   3                   0                   0
           6/25/2012                  44                  22                   0                   0                   0
           6/25/2013                  35                  16                   0                   0                   0
           6/25/2014                  27                   9                   0                   0                   0
           6/25/2015                  18                   4                   0                   0                   0
           6/25/2016                   8                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                7.79                5.83                3.50                2.69                2.16
 Average Life(Years)        7.7924112920        5.8268447380        3.4997778652        2.6851307082        2.1634544171


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: D500


                Date                D500                D500                D500                D500                D500
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  93                  90                  86                  83
           6/25/2005                  90                  85                  72                  64                  54
           6/25/2006                  85                  74                  54                  40                  27
           6/25/2007                  79                  65                  39                  24                  11
           6/25/2008                  73                  56                  27                  13                   3
           6/25/2009                  67                  48                  19                   6                   0
           6/25/2010                  60                  40                  12                   2                   0
           6/25/2011                  53                  32                   7                   0                   0
           6/25/2012                  46                  26                   3                   0                   0
           6/25/2013                  38                  19                   *                   0                   0
           6/25/2014                  30                  13                   0                   0                   0
           6/25/2015                  21                   8                   0                   0                   0
           6/25/2016                  12                   3                   0                   0                   0
           6/25/2017                   2                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.06                6.14                3.75                2.87                2.29
 Average Life(Years)        8.0607427085        6.1392785315        3.7496863890        2.8658155158        2.2925844436


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: E500


                Date                E500                E500                E500                E500                E500
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  94                  90                  87                  83
           6/25/2005                  91                  85                  73                  65                  55
           6/25/2006                  85                  75                  55                  42                  29
           6/25/2007                  80                  66                  41                  26                  14
           6/25/2008                  74                  57                  30                  16                   6
           6/25/2009                  68                  49                  21                   9                   2
           6/25/2010                  62                  42                  15                   5                   0
           6/25/2011                  55                  35                  10                   2                   0
           6/25/2012                  48                  28                   6                   *                   0
           6/25/2013                  40                  22                   4                   0                   0
           6/25/2014                  32                  16                   1                   0                   0
           6/25/2015                  24                  11                   0                   0                   0
           6/25/2016                  15                   6                   0                   0                   0
           6/25/2017                   6                   1                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.27                6.40                3.99                3.05                2.42
 Average Life(Years)        8.2737715331        6.3989430676        3.9896836065        3.0459983198        2.4210142922


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: C500


                Date                C500                C500                C500                C500                C500
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                 100                 100                 100                 100                 100
           6/25/2005                 100                 100                 100                 100                 100
           6/25/2006                 100                 100                 100                 100                 100
           6/25/2007                 100                 100                 100                 100                 100
           6/25/2008                 100                 100                 100                 100                  93
           6/25/2009                 100                 100                 100                 100                  62
           6/25/2010                 100                 100                 100                  86                  35
           6/25/2011                 100                 100                 100                  63                  17
           6/25/2012                 100                 100                  93                  44                   8
           6/25/2013                 100                 100                  78                  27                   4
           6/25/2014                 100                 100                  57                  15                   2
           6/25/2015                 100                 100                  39                   8                   1
           6/25/2016                 100                  91                  21                   4                   *
           6/25/2017                  90                  54                   8                   1                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)               14.47               14.01               11.49                9.03                6.77
 Average Life(Years)       14.4749433072       14.0050418419       11.4917161218        9.0302269244        6.7688928446


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: P475


                Date                P475                P475                P475                P475                P475
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  94                  90                  87                  84
           6/25/2005                  91                  85                  74                  66                  56
           6/25/2006                  86                  76                  56                  43                  31
           6/25/2007                  80                  67                  42                  28                  16
           6/25/2008                  75                  58                  32                  18                   8
           6/25/2009                  69                  51                  23                  11                   4
           6/25/2010                  63                  43                  17                   7                   2
           6/25/2011                  56                  36                  12                   4                   1
           6/25/2012                  49                  30                   9                   3                   1
           6/25/2013                  42                  24                   6                   2                   *
           6/25/2014                  34                  18                   4                   1                   *
           6/25/2015                  26                  13                   2                   *                   *
           6/25/2016                  17                   8                   1                   *                   *
           6/25/2017                   8                   4                   *                   *                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.43                6.60                4.21                3.24                2.56
 Average Life(Years)        8.4320344398        6.5990843056        4.2145240634        3.2378895281        2.5626076507


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: A475


                Date                A475                A475                A475                A475                A475
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  93                  89                  86                  82
           6/25/2005                  90                  84                  71                  62                  52
           6/25/2006                  84                  73                  52                  37                  23
           6/25/2007                  78                  63                  36                  20                   7
           6/25/2008                  72                  54                  24                   9                   0
           6/25/2009                  66                  45                  15                   2                   0
           6/25/2010                  59                  37                   8                   0                   0
           6/25/2011                  51                  29                   3                   0                   0
           6/25/2012                  44                  22                   0                   0                   0
           6/25/2013                  35                  16                   0                   0                   0
           6/25/2014                  27                   9                   0                   0                   0
           6/25/2015                  18                   4                   0                   0                   0
           6/25/2016                   8                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                7.79                5.83                3.50                2.69                2.16
 Average Life(Years)        7.7925652221        5.8270190720        3.4999094725        2.6852256567        2.1635222510


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: D475


                Date                D475                D475                D475                D475                D475
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  93                  90                  86                  83
           6/25/2005                  90                  85                  72                  64                  54
           6/25/2006                  85                  74                  54                  40                  27
           6/25/2007                  79                  65                  39                  24                  11
           6/25/2008                  73                  56                  27                  13                   3
           6/25/2009                  67                  48                  19                   6                   0
           6/25/2010                  60                  40                  12                   2                   0
           6/25/2011                  53                  32                   7                   0                   0
           6/25/2012                  46                  26                   3                   0                   0
           6/25/2013                  38                  19                   *                   0                   0
           6/25/2014                  30                  13                   0                   0                   0
           6/25/2015                  21                   8                   0                   0                   0
           6/25/2016                  12                   3                   0                   0                   0
           6/25/2017                   2                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.06                6.14                3.75                2.87                2.29
 Average Life(Years)        8.0606165165        6.1391266981        3.7495572464        2.8657211013        2.2925161930


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: E475


                Date                E475                E475                E475                E475                E475
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  94                  90                  87                  83
           6/25/2005                  91                  85                  73                  65                  55
           6/25/2006                  85                  75                  55                  42                  29
           6/25/2007                  80                  66                  41                  26                  14
           6/25/2008                  74                  57                  30                  16                   6
           6/25/2009                  68                  49                  21                   9                   2
           6/25/2010                  62                  42                  15                   5                   0
           6/25/2011                  55                  35                  10                   2                   0
           6/25/2012                  48                  28                   6                   *                   0
           6/25/2013                  40                  22                   4                   0                   0
           6/25/2014                  32                  16                   1                   0                   0
           6/25/2015                  24                  11                   0                   0                   0
           6/25/2016                  15                   6                   0                   0                   0
           6/25/2017                   6                   1                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.27                6.40                3.99                3.05                2.42
 Average Life(Years)        8.2736965874        6.3988487795        3.9895884146        3.0459246308        2.4209619320


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: C475


                Date                C475                C475                C475                C475                C475
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                 100                 100                 100                 100                 100
           6/25/2005                 100                 100                 100                 100                 100
           6/25/2006                 100                 100                 100                 100                 100
           6/25/2007                 100                 100                 100                 100                 100
           6/25/2008                 100                 100                 100                 100                  93
           6/25/2009                 100                 100                 100                 100                  62
           6/25/2010                 100                 100                 100                  86                  35
           6/25/2011                 100                 100                 100                  63                  17
           6/25/2012                 100                 100                  93                  44                   8
           6/25/2013                 100                 100                  78                  27                   4
           6/25/2014                 100                 100                  57                  15                   2
           6/25/2015                 100                 100                  39                   8                   1
           6/25/2016                 100                  91                  21                   4                   *
           6/25/2017                  90                  54                   8                   1                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)               14.48               14.01               11.49                9.03                6.77
 Average Life(Years)       14.4750081303       14.0051894631       11.4919606362        9.0304123789        6.7690248129


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: P800


                Date                P800                P800                P800                P800                P800
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  94                  90                  87                  84
           6/25/2005                  91                  85                  74                  66                  56
           6/25/2006                  86                  76                  56                  43                  31
           6/25/2007                  80                  67                  42                  28                  16
           6/25/2008                  75                  58                  32                  18                   8
           6/25/2009                  69                  51                  23                  11                   4
           6/25/2010                  63                  43                  17                   7                   2
           6/25/2011                  56                  36                  12                   4                   1
           6/25/2012                  49                  30                   9                   3                   1
           6/25/2013                  42                  24                   6                   2                   *
           6/25/2014                  34                  18                   4                   1                   *
           6/25/2015                  26                  13                   2                   *                   *
           6/25/2016                  17                   8                   1                   *                   *
           6/25/2017                   8                   4                   *                   *                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.43                6.60                4.21                3.24                2.56
 Average Life(Years)        8.4320344398        6.5990843056        4.2145240634        3.2378895281        2.5626076507


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: P450


                Date                P450                P450                P450                P450                P450
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  94                  90                  87                  84
           6/25/2005                  91                  85                  74                  66                  56
           6/25/2006                  86                  76                  56                  43                  31
           6/25/2007                  80                  67                  42                  28                  16
           6/25/2008                  75                  58                  32                  18                   8
           6/25/2009                  69                  51                  23                  11                   4
           6/25/2010                  63                  43                  17                   7                   2
           6/25/2011                  56                  36                  12                   4                   1
           6/25/2012                  49                  30                   9                   3                   1
           6/25/2013                  42                  24                   6                   2                   *
           6/25/2014                  34                  18                   4                   1                   *
           6/25/2015                  26                  13                   2                   *                   *
           6/25/2016                  17                   8                   1                   *                   *
           6/25/2017                   8                   4                   *                   *                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.43                6.60                4.21                3.24                2.56
 Average Life(Years)        8.4320344398        6.5990843056        4.2145240634        3.2378895281        2.5626076507


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: A450


                Date                A450                A450                A450                A450                A450
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  93                  89                  86                  82
           6/25/2005                  90                  84                  71                  62                  52
           6/25/2006                  84                  73                  52                  37                  23
           6/25/2007                  78                  63                  36                  20                   7
           6/25/2008                  72                  54                  24                   9                   0
           6/25/2009                  66                  45                  15                   2                   0
           6/25/2010                  59                  37                   8                   0                   0
           6/25/2011                  51                  29                   3                   0                   0
           6/25/2012                  44                  22                   0                   0                   0
           6/25/2013                  35                  16                   0                   0                   0
           6/25/2014                  27                   9                   0                   0                   0
           6/25/2015                  18                   4                   0                   0                   0
           6/25/2016                   8                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                7.79                5.83                3.50                2.69                2.16
 Average Life(Years)        7.7926173669        5.8270783083        3.4999540554        2.6852578211        2.1635452301


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: D450


                Date                D450                D450                D450                D450                D450
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  93                  90                  86                  83
           6/25/2005                  90                  85                  72                  64                  54
           6/25/2006                  85                  74                  54                  40                  27
           6/25/2007                  79                  65                  39                  24                  11
           6/25/2008                  73                  56                  27                  13                   3
           6/25/2009                  67                  48                  19                   6                   0
           6/25/2010                  60                  40                  12                   2                   0
           6/25/2011                  53                  32                   7                   0                   0
           6/25/2012                  46                  26                   3                   0                   0
           6/25/2013                  38                  19                   *                   0                   0
           6/25/2014                  30                  13                   0                   0                   0
           6/25/2015                  21                   8                   0                   0                   0
           6/25/2016                  12                   3                   0                   0                   0
           6/25/2017                   2                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.06                6.14                3.75                2.87                2.29
 Average Life(Years)        8.0608435251        6.1393998334        3.7497895628        2.8658909449        2.2926393007


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: E450


                Date                E450                E450                E450                E450                E450
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  94                  90                  87                  83
           6/25/2005                  91                  85                  73                  65                  55
           6/25/2006                  85                  75                  55                  42                  29
           6/25/2007                  80                  66                  41                  26                  14
           6/25/2008                  74                  57                  30                  16                   6
           6/25/2009                  68                  49                  21                   9                   2
           6/25/2010                  62                  42                  15                   5                   0
           6/25/2011                  55                  35                  10                   2                   0
           6/25/2012                  48                  28                   6                   *                   0
           6/25/2013                  40                  22                   4                   0                   0
           6/25/2014                  32                  16                   1                   0                   0
           6/25/2015                  24                  11                   0                   0                   0
           6/25/2016                  15                   6                   0                   0                   0
           6/25/2017                   6                   1                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.27                6.40                3.99                3.05                2.42
 Average Life(Years)        8.2737214724        6.3988800870        3.9896200222        3.0459490985        2.4209793177


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: C450


                Date                C450                C450                C450                C450                C450
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                 100                 100                 100                 100                 100
           6/25/2005                 100                 100                 100                 100                 100
           6/25/2006                 100                 100                 100                 100                 100
           6/25/2007                 100                 100                 100                 100                 100
           6/25/2008                 100                 100                 100                 100                  93
           6/25/2009                 100                 100                 100                 100                  62
           6/25/2010                 100                 100                 100                  86                  35
           6/25/2011                 100                 100                 100                  63                  17
           6/25/2012                 100                 100                  93                  44                   8
           6/25/2013                 100                 100                  78                  27                   4
           6/25/2014                 100                 100                  57                  15                   2
           6/25/2015                 100                 100                  39                   8                   1
           6/25/2016                 100                  91                  21                   4                   *
           6/25/2017                  90                  54                   8                   1                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)               14.48               14.01               11.49                9.03                6.77
 Average Life(Years)       14.4750809745       14.0053252037       11.4923494109        9.0308217239        6.7693271882


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA50


                Date                PA50                PA50                PA50                PA50                PA50
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA47


                Date                PA47                PA47                PA47                PA47                PA47
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA45


                Date                PA45                PA45                PA45                PA45                PA45
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA42


                Date                PA42                PA42                PA42                PA42                PA42
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA40


                Date                PA40                PA40                PA40                PA40                PA40
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA37


                Date                PA37                PA37                PA37                PA37                PA37
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA35


                Date                PA35                PA35                PA35                PA35                PA35
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA80


                Date                PA80                PA80                PA80                PA80                PA80
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PA32


                Date                PA32                PA32                PA32                PA32                PA32
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  99                  99                  99                  99                  99
           6/25/2005                  89                  81                  79                  79                  79
           6/25/2006                  78                  61                  56                  56                  37
           6/25/2007                  67                  41                  36                  31                   6
           6/25/2008                  55                  24                  17                  10                   0
           6/25/2009                  43                   7                   1                   0                   0
           6/25/2010                  29                   0                   0                   0                   0
           6/25/2011                  15                   0                   0                   0                   0
           6/25/2012                   1                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                5.31                3.64                3.40                3.27                2.72
 Average Life(Years)        5.3082161954        3.6357109595        3.3999688237        3.2663290763        2.7236351797


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PB


                Date                  PB                  PB                  PB                  PB                  PB
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                 100                 100                 100                 100                 100
           6/25/2005                 100                 100                 100                 100                 100
           6/25/2006                 100                 100                 100                 100                 100
           6/25/2007                 100                 100                 100                 100                 100
           6/25/2008                 100                 100                 100                 100                  62
           6/25/2009                 100                 100                 100                  85                  32
           6/25/2010                 100                  69                  69                  53                  16
           6/25/2011                 100                  45                  45                  33                   8
           6/25/2012                 100                  28                  28                  20                   4
           6/25/2013                  48                  18                  18                  12                   2
           6/25/2014                  10                  10                  10                   7                   1
           6/25/2015                   6                   6                   6                   4                   *
           6/25/2016                   3                   3                   3                   2                   *
           6/25/2017                   1                   1                   1                   1                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)               10.16                8.37                8.31                7.70                5.78
 Average Life(Years)       10.1613190564        8.3656086807        8.3081271772        7.6956577031        5.7791646899


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: CA


                Date                  CA                  CA                  CA                  CA                  CA
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  88                  85                  75                  71                  61
           6/25/2005                  88                  84                  56                  37                  12
           6/25/2006                  88                  84                  36                   5                   0
           6/25/2007                  87                  83                  24                   0                   0
           6/25/2008                  87                  83                  19                   0                   0
           6/25/2009                  86                  83                  16                   0                   0
           6/25/2010                  86                  82                  11                   0                   0
           6/25/2011                  86                  72                   7                   0                   0
           6/25/2012                  85                  60                   2                   0                   0
           6/25/2013                  84                  47                   0                   0                   0
           6/25/2014                  77                  34                   0                   0                   0
           6/25/2015                  56                  21                   0                   0                   0
           6/25/2016                  33                   8                   0                   0                   0
           6/25/2017                   8                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)               10.91                8.79                2.98                1.65                1.26
 Average Life(Years)       10.9138300201        8.7851011687        2.9772377429        1.6482264793        1.2603038895


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: CZ


                Date                  CZ                  CZ                  CZ                  CZ                  CZ
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                 105                 105                 105                 105                 105
           6/25/2005                 110                 110                 110                 110                 110
           6/25/2006                 116                 116                 116                 116                   0
           6/25/2007                 122                 122                 122                   0                   0
           6/25/2008                 128                 128                 128                   0                   0
           6/25/2009                 135                 135                 135                   0                   0
           6/25/2010                 142                 142                 142                   0                   0
           6/25/2011                 149                 149                 149                   0                   0
           6/25/2012                 157                 157                 157                   0                   0
           6/25/2013                 165                 165                 113                   0                   0
           6/25/2014                 173                 173                  13                   0                   0
           6/25/2015                 182                 182                   0                   0                   0
           6/25/2016                 191                 191                   0                   0                   0
           6/25/2017                 201                  69                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)               14.46               13.95               10.35                3.39                2.29
 Average Life(Years)       14.4561301811       13.9516758671       10.3547606705        3.3915498927        2.2928372549


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: SZ


                Date                  SZ                  SZ                  SZ                  SZ                  SZ
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                 105                 105                 105                   0                   0
           6/25/2005                 110                 110                 110                   0                   0
           6/25/2006                 116                 116                 116                   0                   0
           6/25/2007                 122                 122                 122                   0                   0
           6/25/2008                 128                 128                 128                   0                   0
           6/25/2009                 135                 135                 135                   0                   0
           6/25/2010                 142                 142                 142                   0                   0
           6/25/2011                 149                 149                 149                   0                   0
           6/25/2012                 157                 157                 157                   0                   0
           6/25/2013                 165                 165                 165                   0                   0
           6/25/2014                 173                 173                 173                   0                   0
           6/25/2015                 182                 182                 119                   0                   0
           6/25/2016                 191                 191                  67                   0                   0
           6/25/2017                 201                 201                  26                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)               14.72               14.54               12.74                0.40                0.24
 Average Life(Years)       14.7180100351       14.5351515303       12.7396081519        0.3980932596        0.2420349067


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: SUB2


                Date                SUB2                SUB2                SUB2                SUB2                SUB2
                                       0                 100                 325                 500                 700

           6/25/2003                 100                 100                 100                 100                 100
           6/25/2004                  95                  95                  95                  95                  95
           6/25/2005                  91                  91                  91                  91                  91
           6/25/2006                  86                  86                  86                  86                  86
           6/25/2007                  80                  80                  80                  80                  80
           6/25/2008                  75                  75                  75                  75                  75
           6/25/2009                  69                  68                  65                  62                  59
           6/25/2010                  63                  60                  54                  49                  43
           6/25/2011                  56                  52                  42                  35                  28
           6/25/2012                  49                  43                  31                  23                  16
           6/25/2013                  42                  34                  21                  14                   8
           6/25/2014                  34                  26                  14                   8                   4
           6/25/2015                  26                  19                   9                   4                   2
           6/25/2016                  17                  12                   5                   2                   1
           6/25/2017                   8                   5                   2                   1                   *
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                8.43                7.99                7.21                6.76                6.37
 Average Life(Years)        8.4320344574        7.9850268733        7.2086124910        6.7637566312        6.3683775672


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: AX


                Date                  AX                  AX                  AX                  AX                  AX
                                       0                 100                 325                 500                 700

           6/25/2003                   0                   0                   0                   0                   0
           6/25/2004                   0                   0                   0                   0                   0
           6/25/2005                   0                   0                   0                   0                   0
           6/25/2006                   0                   0                   0                   0                   0
           6/25/2007                   0                   0                   0                   0                   0
           6/25/2008                   0                   0                   0                   0                   0
           6/25/2009                   0                   0                   0                   0                   0
           6/25/2010                   0                   0                   0                   0                   0
           6/25/2011                   0                   0                   0                   0                   0
           6/25/2012                   0                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                0.00                0.00                0.00                0.00                0.00
 Average Life(Years)        0.0000000000        0.0000000000        0.0000000000        0.0000000000        0.0000000000


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: C03S06ABBG    Bond Name: PO


                Date                  PO                  PO                  PO                  PO                  PO
                                       0                 100                 325                 500                 700

           6/25/2003                   0                   0                   0                   0                   0
           6/25/2004                   0                   0                   0                   0                   0
           6/25/2005                   0                   0                   0                   0                   0
           6/25/2006                   0                   0                   0                   0                   0
           6/25/2007                   0                   0                   0                   0                   0
           6/25/2008                   0                   0                   0                   0                   0
           6/25/2009                   0                   0                   0                   0                   0
           6/25/2010                   0                   0                   0                   0                   0
           6/25/2011                   0                   0                   0                   0                   0
           6/25/2012                   0                   0                   0                   0                   0
           6/25/2013                   0                   0                   0                   0                   0
           6/25/2014                   0                   0                   0                   0                   0
           6/25/2015                   0                   0                   0                   0                   0
           6/25/2016                   0                   0                   0                   0                   0
           6/25/2017                   0                   0                   0                   0                   0
           6/25/2018                   0                   0                   0                   0                   0
           6/25/2019                   0                   0                   0                   0                   0
           6/25/2020                   0                   0                   0                   0                   0
           6/25/2021                   0                   0                   0                   0                   0
           6/25/2022                   0                   0                   0                   0                   0
           6/25/2023                   0                   0                   0                   0                   0
           6/25/2024                   0                   0                   0                   0                   0
           6/25/2025                   0                   0                   0                   0                   0
           6/25/2026                   0                   0                   0                   0                   0
           6/25/2027                   0                   0                   0                   0                   0
           6/25/2028                   0                   0                   0                   0                   0
           6/25/2029                   0                   0                   0                   0                   0
           6/25/2030                   0                   0                   0                   0                   0
           6/25/2031                   0                   0                   0                   0                   0
           6/25/2032                   0                   0                   0                   0                   0
           6/25/2033                   0                   0                   0                   0                   0
           6/25/2034                   0                   0                   0                   0                   0
           6/25/2035                   0                   0                   0                   0                   0
           6/25/2036                   0                   0                   0                   0                   0
           6/25/2037                   0                   0                   0                   0                   0
           6/25/2038                   0                   0                   0                   0                   0
           6/25/2039                   0                   0                   0                   0                   0
           6/25/2040                   0                   0                   0                   0                   0
           6/25/2041                   0                   0                   0                   0                   0
           6/25/2042                   0                   0                   0                   0                   0
           6/25/2043                   0                   0                   0                   0                   0

 Average Life(Years)                0.00                0.00                0.00                0.00                0.00
 Average Life(Years)        0.0000000000        0.0000000000        0.0000000000        0.0000000000        0.0000000000


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.